                CONSENT OF GOLDENBERG ROSENTHAL FRIEDLANDER, LLP

    We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the Partnerships named below for the years ended December 31, 1994, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481) and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

Name of Partnership                                                                                 Date of Report
- -------------------                                                                                 --------------
Baisley Park Associates (A Limited Partnership)...................................................       2/03/95
Brunswick Village Limited Partnership.............................................................       1/23/95
Churchview Gardens Limited Partnership............................................................       1/23/95
Harris Gardens Limited Partnership................................................................       1/23/95
Hawksworth Limited Partnership....................................................................       1/21/95
Hollows Associates (A Limited Partnership)........................................................       2/03/95
Kimberton Apartments Associates (A Limited Partnership)...........................................       1/18/95
Washington Northgate Limited Partnership..........................................................       2/03/95
Washington Westgate Limited Partnership...........................................................       1/18/95
Windsor Apartments Associates (A Limited Partnership).............................................       1/18/95

                                                                                                  DATE OF REPORT
                                                                                               YEAR ENDED DECEMBER
                                                                                                        31
                                                                                               --------------------
Name of Partnership                                                                              1995       1996
- -------------------                                                                            ---------    -------
Academy Gardens Associates (A Limited Partnership)...........................................    3/07/96    1/24/97
Brunswick Village Limited Partnership........................................................    1/25/96    1/29/97
Buckingham Hall Associates (A Limited Partnership)...........................................    3/07/96    1/24/97
Churchview Gardens Associates (A Limited Partnership)........................................    2/15/96    1/05/97
Churchview Gardens Limited Partnership.......................................................    1/31/96    1/15/97
Harris Gardens Associates (A Limited Partnership)............................................    2/15/96      N/A
Harris Gardens Limited Partnership...........................................................    2/01/96      N/A
Hawksworth Gardens Associates (A Limited Partnership)........................................    2/15/96      N/A
Hawksworth Limited Partnership...............................................................    1/31/96      N/A
Washington Northgate Associates (A Limited Partnership)......................................    2/15/96      N/A
Washington Northgate Limited Partnership.....................................................    1/30/96      N/A
Washington Westgate Associates (A Limited Partnership).......................................    2/15/96      N/A
Washington Westgate Limited Partnership......................................................    1/30/96      N/A

/s/ Goldenberg Rosenthal Friedlander, LLP
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Jenkintown, PA
September 2, 1997